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                   ADDENDUM NUMBER 4 TO SUBSERVICING AGREEMENT

                            Dated as of July 1, 1999

         Reference is made to that certain Subservicing Agreement dated as of November 1, 1998 (the "Sub-Servicing Agreement") by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Continental Grain Company, a Delaware corporation (the "Subservicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under various Pooling and Servicing Agreements listed on attached thereto which Schedule may be amended from time to time by delivery of notice thereof to the parties hereto and to the related Certificate Insurers (the "Pooling Agreements") and on behalf of the related securitization trusts (the "Trusts") formed pursuant to the Pooling Agreements.

         Terms capitalized herein and not defined herein shall have their respective meanings set forth in the Sub-Servicing Agreement.

         The parties to the Sub-Servicing Agreement hereby agree to amend the Schedule to the Sub-Servicing Agreement by adding thereto a reference to the Pooling Agreement relating to the Depositor's Series 1999-3 securitization Trust, with the result that the Series 1999-3 Trust will be one of the Trusts covered by the Sub-Servicing Agreement.

         Consistent with the foregoing, the following is hereby added to the
Schedule:

Series   Pooling Agreement
------   -----------------
1999-3 Pooling and Servicing Agreement, dated as of June 1, 1999 among ContiSecurities Asset Funding Corp., as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee.


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         IN WITNESS WHEREOF, the parties have caused this Addendum Number 3 to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                            CONTIMORTGAGE CORPORATION,
                                              as Servicer and as Seller

                                            By:  /s/ Margaret M. Curry
                                                 ------------------------------
                                                 Name:  Margaret Curry
                                                 Title: Senior Vice President

                                            By:  /s/ Daniel J. Egan
                                                 ------------------------------
                                                 Name:  Daniel Egan
                                                 Title: Senior Vice President


                                            CONTINENTAL GRAIN COMPANY,
                                              as Subservicer

                                            By:  /s/ Mark R. Baker
                                                 ------------------------------
                                                 Name:  Mark R. Baker
                                                 Title: Corporate Senior Vice
                                                        President


                                            CONTISECURITIES ASSET FUNDING CORP.,
                                              as Depositor

                                            By:  /s/ John Banu
                                                 ------------------------------
                                                 Name:  John Banu
                                                 Title: Authorized Signatory

                                            By:  /s/ Mary Rapoport
                                                 ------------------------------
                                                 Name:  Mary Rapoport
                                                 Title: Authorized Signatory


                                            CONTIWEST CORPORATION,
                                              as Seller

                                            By:  /s/ Joy Tolbert
                                                 ------------------------------
                                                 Name:   Joy Tolbert
                                                 Title:  Vice President

                                            By:  /s/ Todd Hart
                                                 ------------------------------
                                                 Name:  Todd Hart
                                                 Title: Assistant Secretary

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                                       MANUFACTURERS AND TRADERS
                                        TRUST COMPANY,
                                        as Trustee and on behalf of the Trusts

                                       By:  /s/ Neil Witoff
                                            -----------------------------
                                            Name:  Neil Witoff
                                            Title: Assistant Vice President